Summary prospectus supplement	February 11, 2011

Putnam International Equity Fund Summary Prospectus dated October 30, 2010

The section Your fund’s management is deleted in its entirety and replaced with the following disclosure:

Investment advisor
Putnam Investment Management, LLC

Portfolio manager

Simon Davis, Head of International Equities, portfolio manager of the fund from 2003 to 2008 and since 2011

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